DELAWARE GROUP
Tax-Efficient Equity Fund

1997
Semi-Annual
Report

professional management

service and guidance

goals

DELAWARE
GROUP
--------

--------------------------------------------------------------------------------
NOVEMBER 6, 1997

Dear Shareholder:

WE ARE PLEASED TO PRESENT THE INAUGURAL SEMI-ANNUAL REPORT OF Delaware Group's Tax-Efficient Equity Fund. From the Fund's inception on June 27, 1997 through October 31, 1997, your Fund provided a +5.41% total return (capital change plus income based on net asset value for A Class shares).
        Obviously, four months is much too short a time to judge a long-term mutual fund. However, we are encouraged by the fact that Tax-Efficient Equity Fund outperformed its benchmark, the unmanaged S&P 500 Index, during a volatile period, as shown on page 10.
        We attribute this to the Fund's value-oriented equity selection process, which led us to stocks of mid-size companies that generally did not decline as much as stocks of larger companies during the market's October correction.
        Tax-Efficient Equity Fund began operations at a fortuitous time. Increased market volatility has allowed your Fund to accumulate unrealized losses in some stocks that the Fund's portfolio manager - George H. Burwell - can use to offset future gains.

WE BELIEVE THE TAXPAYER RELIEF ACT OF 1997 - WHICH ESTABLISHED LOWER FEDERAL TAX RATES FOR LONG-TERM CAPITAL GAINS AND RETAINED HIGH TAX RATES FOR ORDINARY INCOME - GIVES A TAX-SENSITIVE INVESTMENT STRATEGY MORE POTENTIAL VALUE THAN EVER.

        Also, we believe the Taxpayer Relief Act of 1997 - which established lower federal tax rates for long-term capital gains and retained high tax rates for ordinary income - gives a tax-sensitive investment strategy more potential value than ever.
        In our opinion, Tax-Efficient Equity Fund has the potential to reduce exposure to market risks. Mr. Burwell strives to select and hold undervalued stocks while efficiently pruning the portfolio of companies that fail to live up to expectations, thus harvesting capital losses. We believe this approach can be especially useful for investors seeking to minimize taxes and achieve long-term wealth building or estate planning goals.


                            1997 semi-annual report
2

        Tax-Efficient Equity Fund expects to complete calendar 1997 without distributing any capital gains or dividend income, thus achieving one of our goals in managing your investment dollars. We believe that by taking a long-term approach and minimizing taxable distributions, the Fund can help investors achieve high after-tax returns.
        In the 1990s, the U.S. has enjoyed steady economic growth, the unemployment rate has fallen below 5% and inflation is half what it was a generation ago. Our government's budget deficit has declined to levels not seen since the early 1970s. We believe these long-term trends remain intact and will continue to have a positive effect on U.S. financial markets.
        Still, we see reason for caution as we approach the end of the millennium, especially after three years of exceptionally ebullient stock market returns. We believe quarterly stock price fluctuations of 10% or more are likely to grow more numerous in the coming years, and that such times will present opportunities for patient and tax-savvy investors.
        In our opinion, investors also need to take charge of their tax situation rather than rely on Washington for relief in the coming years. According to the non-partisan Tax Foundation, Americans are losing more earnings to taxes than ever. Despite three major tax reform laws since the early 1980s, the amount of tax collected from individuals by the Internal Revenue Service has grown faster than average income for the past 15 years. What's worse, this trend has accelerated since 1992, as shown on page 4.
        We look forward to reporting to you again in the spring after Tax-Efficient Equity Fund completes it first fiscal year on April 30, 1998. Please accept our best wishes for a new year of prosperity and happiness.

Sincerely,

/s/ Wayne A. Stork
-----------------------
Wayne A. Stork
CHAIRMAN



/s/ Jeffrey J. Nick
-------------------------------------
Jeffrey J. Nick
PRESIDENT AND CHIEF EXECUTIVE OFFICER


                            1997 semi-annual report

CUMULATIVE TOTAL RETURN
--------------------------------------------------------------------------------
                                       JUNE 27, 1997 TO
                                       OCTOBER 31, 1997
--------------------------------------------------------------------------------
Tax-Efficient Equity Fund A Class           +5.41%
Dow Jones Industrial Average                -2.72%
Standard & Poor's 500 Index                 +3.65%

ALL PERFORMANCE SHOWN ABOVE IS BASED ON NET ASSET VALUE WITHOUT EFFECT OF SALES CHARGES. NO DISTRIBUTIONS WERE MADE BY TAX-EFFICIENT EQUITY FUND DURING THE PERIOD. PERFORMANCE OF INDEXES ASSUMES REINVESTMENT OF DIVIDENDS. PERFORMANCE INFORMATION FOR ALL FUND CLASSES CAN BE FOUND ON PAGE 10. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS AND PERFORMANCE FOR THIS SHORT TIMEFRAME MAY NOT BE INDICATIVE OF FUTURE RESULTS.


New President and CEO

On October 13, 1997, Jeffrey J. Nick was named President and Chief Executive Officer of the Delaware Group of Funds. Mr. Nick has been CEO of Lincoln National Investment Companies, Delaware's indirect parent, since October 1996. He joined Lincoln National in April 1990, and from 1992 to 1996 he managed Lincoln's operations in the United Kingdom. Mr. Nick holds an MBA from the University of Chicago and a bachelor of arts degree from Princeton University.

HOW FEDERAL TAXES HAVE RISEN
----------------------------
Average Annual Growth in IRS Receipts from Individual Income Taxes vs. Personal Income Growth



                                                  1992-1997       1982-1997
Taxes Collected from Individuals by the IRS        +14.57%          +8.11%
Personal Income                                     +4.95%          +6.29%


SOURCE: TAX FOUNDATION, FIGURES BASED ON AVERAGE ANNUAL CHANGES FOR THE 12 MONTHS ENDING EACH APRIL.


Despite legislative reform in the 1980s and 1990s, Americans are losing more ground than ever to taxes. A tax-savvy investment strategy can help an investor reach his or her goal without letting taxes take a toll on a portfolio.


                            1997 semi-annual report
4

Portfolio Manager's Review

Despite volatile market conditions, your Fund's initial fiscal period was a generally rewarding time for investors who could uncover undervalued stocks and make them the cornerstones of a tax-efficient investment portfolio.
        The Federal Reserve Board's monetary policy appears to have effectively tamed consumer inflation despite an economy that has enjoyed robust growth. As of October 31, the rate of joblessness in America was the lowest in a generation while consumer prices were rising at a modest 2.2% annual rate, the slowest pace in years. This climate generally benefited stocks.
        A wave of investor enthusiasm lifted prices of many pharmaceu-tical, banking, insurance and capital goods companies in calendar 1997. However, this wave peaked in late summer and began to break in October.
        As a new member of Delaware Group's family, your Fund's management had the flexibility to buy companies with consistent earnings and growth potential at attractive prices. In our opinion, cash flow into the Fund can play an important role in providing us with an opportunity to take advantage of market declines.

WE ARE ATTRACTED TO COMPANIES WHERE WE BELIEVE AN EFFECTIVE RESTRUCTURING IS UNDERWAY. OFTEN WE FIND VALUE IN INDUSTRIES THAT ARE CONSOLIDATING AND WHERE COMPETITION IS LIMITED.

SECTOR WEIGHTINGS AND PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
October 31, 1997


Basic Industry           8.5%
Consumer Staples         9.4%
Consumer growth         16.1%
Consumer Cyclicals      10.5%
Capital goods           15.7%
Technology              11.5%
Energy                   3.7%
Finance                 15.6%
Cash                     9.0%

---------------------------------------------------------
Median Market Capitalization                $7.4 billion
Number of Stocks                                 50
Average Stock Price-to-Earnings
    Ratio                                      18.7x
Top Sector                                Consumer Growth
Portfolio Market Value Compared
    to Cost Basis                               105%

P/E BASED ON ANALYSTS' EARNINGS ESTIMATES FOR 1998 AS REPORTED BY FIRST CALL.


                            1997 semi-annual report

        Our research has led to what we believe are overlooked and misunderstood companies such as RITE AID CORP., the drug store chain, W.R. GRACE, which makes plastic food wrapping and RALSTON-PURINA, the pet food company. We also established the Fund's initial portfolio with niche service companies such as ECOLAB INC., which provides sanitary services to the hospitality industry, and MASCO CORP., a building supplies and faucet maker.
        Generally, we are attracted to companies where we believe an effective restructuring is underway that could increase the company's stock price relative to earnings (P/E ratio). Often we find value in industries that are consolidating and where competition is limited.

WE ARE ATTRACTED TO COMPANIES WHERE WE BELIEVE AN EFFECTIVE RESTRUCTURING IS UNDERWAY. OFTEN WE FIND VALUE IN INDUSTRIES THAT ARE CONSOLIDATING AND WHERE COMPETITION IS LIMITED.



STRATEGIC POSITIONING
Over time, we think investors will pay more for companies whose earnings are likely to grow at a steady rate. When we select stocks, we look for:
o VALUE - attractive growth at discount prices;
o CONSISTENCY - steady growth in a relatively stable industry;
o CASH FLOW - substantial resources to reinvest in the business or raise dividends;
o CATALYSTS - improving operations or expansion by acquisition; and


Value

Consistency

Choosing
Stocks with
Capital
Appreciation
Potential

Cash Flow

Undiscovered
Potential

Catalysts


                            1997 semi-annual report

o UNDISCOVERED POTENTIAL - the company's potential hasn't been recognized yet by the market.
        As a matter of Fund policy,
we attempt to avoid distributing taxable capital gains and dividend income through:
        EMPHASIS ON LOW DIVIDEND STOCKS. As of October 31, 1997, the Fund's yield before expenses was 1.33%, more than 30 basis points lower than the S&P 500 Index. Overall, the Fund depends on capital appreciation as the primary component of total return.
        LOW PORTFOLIO TURNOVER. All stocks are bought with a long-term investment horizon in mind. In our seeking to maximize after-tax return for investors, we intend to minimize turnover of holdings that perform well and thus delay the realization of accumulated capital gains.
        TAX LOSS HARVESTING. On the other hand, if a stock doesn't perform well, we may realize losses that can offset taxable gains on other holdings. Sometimes we will even repurchase the same company's shares after they have fallen in price if we believe the company offers strong long-term potential.
        For example, during Tax-Efficient Equity Fund's initial fiscal period we bought, then sold and then repurchased shares of Motorola, which makes pagers, cellular telephones and

Emphasis
on Low
Dividend
Stocks

Low
Portfolio
Turnover

Tax Loss
Harvesting

Defensive
Hedging

Protecting
Gains from
Taxes

THIS FUND MAY NOT BE APPROPRIATE FOR CERTAIN IRA, 401(K) AND OTHER TAX-DEFERRED OR TAX-EXEMPT ACCOUNTS. CONSULT YOUR FINANCIAL AND TAX ADVISERS FOR ANY TAX ADVICE. DELAWARE GROUP DOES NOT PROVIDE TAX ADVICE.

                            1997 semi-annual report
semiconductors. We realized a modest tax loss after the company reported weak short-term results this past summer. A little more than a month later, we again took a position after Motorola's share price reached a lower, more attractive level. Thus, we locked in a tax loss and then rebuilt our position in what we anticipate will be a solid long-term holding.
        DEFENSIVE HEDGING. We had not used this strategy through October 31 because we were building an initial portfolio. However, in the future the Fund may buy or sell options to protect the value of a long-term holding without selling the stock. We believe this can stabilize returns while allowing us to defer capital gains.
        In our opinion, defensive hedging through options would be the most useful to us if the Fund accrues large unrealized capital gains. As of October 31, the market price of the average stock in the Fund was about 5% more than what we paid, and only a few stocks in the portfolio had appreciated more than 15%. At that modest appreciation level, the cost of options outweighed the potential benefits.


AS INVESTORS SEEK CONSISTENT EARNINGS GROWTH AT REASONABLE PRICES, OUR LEADING POSITIONS LOOK INCREASINGLY ATTRACTIVE.

OUTLOOK
Despite volatile market conditions, we are still finding attractive values in stocks, especially among mid-size companies. Our stock selections have generally benefited from a migration away from expensive "branded" growth stocks. As investors seek consistent earnings growth at reasonable prices, our leading positions look increasingly attractive. An added benefit is that most of the Fund's stocks have only a modest exposure to the effects of a dollar that has been strengthening in value relative to other currencies, a trend that may reduce earnings of multinational companies.
        Several of our leading positions are companies which have excellent core business franchises but still trade at what we believe are modest prices because of diversification mistakes made several years back. In fiscal 1998, we believe these stocks can appreciate in value as investors come to realize that old problems have been corrected.
        At the end of October 1997, the S&P 500 Index was about 10% below its all-time high. Who would have thought the trigger event for an autumn U.S. market correction would be a currency crisis thousands of miles away in Thailand? Or that it would spread to other parts of Southeast Asia?

                            1997 semi-annual report
8

        We believe the U.S. market's short-term decline may have been a good thing because it helped restore relative value to stocks and reduced speculative excesses in some sectors, notably high technology. In our opinion, the pre-Halloween stock market scare will not materially affect domestic U.S. economic growth or business confidence. We view market volatility as a fortuitous opportunity to both build a solid, long-term portfolio for Tax-Efficient Equity Fund and minimize investors' tax liabilities.


George H. Burwell
VICE PRESIDENT AND
SENIOR PORTFOLIO MANAGER

November 6, 1997


efficiency

TOP TEN HOLDINGS
--------------------------------------------------------------------------------
October 31, 1997

COMPANY                           PRICE/EARNINGS RATIO             PERCENT OF
                                                                   NET ASSETS
--------------------------------------------------------------------------------
Rite Aid Corp.                            18.9x                       3.1%
Masco Corp.                               17.4                        2.9%
Tyco International                        23.0                        2.9%
American Home Products                    19.9                        2.9%
Ecolab Inc.                               21.2                        2.9%
Conagra Inc.                              19.0                        2.8%
Wallace Computer Services                 17.5                        2.7%
Equifax Inc.                              20.9                        2.4%
Intel Corp.                               18.5                        2.4%
Philip Morris Cos.                        11.9                        2.4%
--------------------------------------------------------------------------------
Total                                                                27.4%

+ BASED ON 1998 EARNINGS ESTIMATES AS REPORTED BY FIRST CALL.

Your Fund has both unrealized gains and unrealized losses among its largest holdings, providing the fund manager with the flexibility to buy and sell stocks to maximize tax-efficiency.

                            1997 semi-annual report

TAX-EFFICIENT EQUITY
FUND'S PERFORMANCE AMID SHORT-TERM MARKET VOLATILITY
Growth of a $10,000 Investment
--------------------------------------------------------------------------------
June 27, 1997, to October 31, 1997

             Tax-Efficient            Dow Jones          S&P 500 Index
             Equity A Class      Industrial Average
6/27/97         $ 9,529               $10,000               $10,000
6/30/97         $ 9,529               $10,484               $10,448
7/31/97         $10,269               $11,249               $11,279
8/31/97         $ 9,776               $10,443               $10,647
9/30/97         $10,291               $10,900               $11,231
10/31/97        $10,044               $ 9,756               $10,389

Obviously, four months is too brief a time to judge investment performance. However, we are pleased that Tax-Efficient Equity Fund has gotten off to a solid start.

CHART ASSUMES $10,000 INVESTED ON JUNE 27, 1997, AND INCLUDES THE EFFECT OF A 4.75% FRONT-END SALES CHARGE. NO FUND DISTRIBUTIONS WERE MADE DURING THE PERIOD. PERFORMANCE OF OTHER CLASSES OF TAX-EFFICIENT EQUITY FUND WILL VARY DUE TO DIFFERING CHARGES AND EXPENSES. PERFORMANCE FOR THIS SHORT TIME IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.


TAX-EFFICIENT EQUITY FUND PERFORMANCE
Cumulative Total Return Through October 31, 1997
--------------------------------------------------------------------------------

                                                               LIFETIME
--------------------------------------------------------------------------------
Class A (Est. 6/27/97)
        Excluding Sales Charge                                  +5.41%
        Including Sales Charge                                  +0.45%
--------------------------------------------------------------------------------
Class B (Est. 6/27/97)
        Excluding Sales Charge                                  +5.29%
        Including Sales Charge                                  +1.29%
--------------------------------------------------------------------------------
Class C (Est. 6/27/97)
        Excluding Sales Charge                                  +5.29%
        Including Sales Charge                                  +4.29%

TAX-EFFICIENT EQUITY FUND'S RETURN AND SHARE VALUE FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. RETURNS REFLECT SALES CHARGES AS NOTED BELOW. PERFORMANCE EXCLUDING SALES CHARGE FOR B AND C CLASSES ASSUMES CONTINGENT SALES CHARGES EITHER DID NOT APPLY OR THE INVESTMENT WAS NOT REDEEMED.

CLASS A SHARES HAVE A 4.75% MAXIMUM FRONT-END SALES CHARGE AND A 12B-1 FEE. CLASS B SHARES DO NOT CARRY A FRONT-END SALES CHARGE, BUT ARE SUBJECT TO A 1% ANNUAL DISTRIBUTION AND SERVICE FEE. THEY ARE SUBJECT TO A DEFERRED SALES CHARGE OF UP TO 4% IF REDEEMED BEFORE THE END OF THE SIXTH YEAR.
CLASS C SHARES HAVE A 1% ANNUAL DISTRIBUTION AND SERVICE FEE AND A 1% CONTINGENT DEFERRED SALES CHARGE IF REDEEMED WITHIN 12 MONTHS.

VOLUNTARY FEE CAPS EQUAL TO 1.50% OF NET ASSETS FOR A CLASS SHARES AND 2.20% FOR B AND C CLASS SHARES WERE IN EFFECT AS OF OCTOBER 31, 1997. RETURNS WOULD HAVE BEEN LOWER WITHOUT THE CAPS.

THE AVERAGE ANNUAL TOTAL RETURNS FOR TAX-EFFICIENT EQUITY FUND'S
INSTITUTIONAL CLASS, WHICH IS AVAILABLE WITHOUT SALES OR ASSET-BASED DISTRIBUTION CHARGES ONLY TO CERTAIN ELIGIBLE INSTITUTIONAL ACCOUNTS, WAS +2.75% FOR THE LIFETIME PERIOD ENDED OCTOBER 31, 1997.

                            1997 semi-annual report

Financial Statements
DELAWARE GROUP TAX-EFFICIENT EQUITY FUND
STATEMENT OF NET ASSETS
OCTOBER 31, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

                                                              NUMBER         MARKET
                                                             OF SHARES        VALUE
                                                             ---------        -----
 COMMON STOCK - 88.26%
 AEROSPACE & DEFENSE - 0.77%
 GenCorp .......................................              1,700           $ 41,544
                                                                              --------
                                                                                41,544
                                                                              --------
 AUTOMOBILES & AUTOMOTIVE PARTS - 1.63%
 Danaher .......................................              1,600             87,700
                                                                              --------
                                                                                87,700
                                                                              --------
 BANKING, FINANCE & INSURANCE - 15.61%
 American International Group ..................                800             81,650
 BB&T ..........................................              1,300             70,769
 Equifax .......................................              4,000            124,250
 Federal National Mortgage .....................              2,000             96,875
 Nationwide Financial Services Class A .........              2,000             60,875
 PMI Group .....................................              1,500             90,656
 Provident .....................................              2,700             90,113
 SAFECO ........................................              1,500             71,391
 State Street Bank .............................              1,000             55,750
 Unum ..........................................              2,000             97,500
                                                                              --------
                                                                               839,829
                                                                              --------
 BUILDINGS & MATERIALS - 2.77%
 Masco .........................................              3,400            149,175
                                                                              --------
                                                                               149,175
                                                                              --------
 CABLE, MEDIA & PUBLISHING - 3.78%
 Banta .........................................              2,500             65,156
 Wallace Computer Services .....................              3,600            138,375
                                                                              --------
                                                                               203,531
                                                                              --------
 CHEMICALS - 5.02%
 Fuller (HB)  ..................................              1,900             89,656
 Valspar .......................................              2,900             85,550
 Grace (W.R.)  .................................              1,400             95,200
                                                                              --------
                                                                               270,406
                                                                              --------
 COMPUTERS & TECHNOLOGY - 3.63%
 Hewlett-Packard ...............................              1,900            117,206
*Microsoft .....................................                600             77,963
                                                                              --------
                                                                               195,169
                                                                              --------
 CONSUMER PRODUCTS - 1.80%
 General Electric ..............................              1,500             96,844
                                                                              --------
                                                                                96,844
                                                                              --------
 ELECTRONICS & ELECTRICAL - 7.84%
 Intel .........................................              1,600            123,250
 Motorola ......................................              1,000             61,750
 Northern Telecom Ltd. .........................                900             80,719
 Rockwell International ........................              1,900             93,100
 Teleflex ......................................              1,700             63,325
                                                                              --------
                                                                               422,144
                                                                              --------

-------------------
Top ten holdings, representing 27.4% of net assets, are in boldface.
--------------------------------------------------------------------------------

                                                           NUMBER             MARKET
                                                          OF SHARES            VALUE
                                                          ---------            -----
 COMMON STOCK (CONTINUED)
 ENERGY - 3.67%
 Kerr-McGee ..................................               1,000           $  67,563
 Royal Dutch Petroleum .......................               1,200              63,150
 Total S A-ADR ...............................               1,200              66,600
                                                                             ---------
                                                                               197,313
                                                                             ---------
 ENVIRONMENT SERVICES - 2.74%
 Ecolab ......................................               3,100             147,444
                                                                             ---------
                                                                               147,444
                                                                             ---------
 FOOD, BEVERAGE & TOBACCO - 9.43%
 ConAgra .....................................               4,800             144,600
 Hershey Foods ...............................               1,200              66,300
 Philip Morris ...............................               3,100             122,838
 Ralston-Purina Group ........................               1,100              98,725
 Universal Foods .............................               1,900              74,931
                                                                             ---------
                                                                               507,394
                                                                             ---------
 HEALTHCARE & PHARMACEUTICALS - 8.70%
 American Home Products ......................               2,000             148,250
 Johnson & Johnson ...........................               2,100             120,488
 Schering-Plough .............................               1,600              89,700
 SmithKline Beecham ..........................               2,300             109,538
                                                                             ---------
                                                                               467,976
                                                                             ---------
 PACKAGING & CONTAINERS - 1.36%
 TriMas ......................................               2,500              73,125
                                                                             ---------
                                                                                73,125
                                                                             ---------
 RETAIL - 9.29%
*Federated Department Stores .................               2,600             114,400
 Lowe's Companies ............................               2,000              83,250
 May Department Stores .......................               1,500              80,813
 Rite Aid ....................................               2,700             160,313
 Sherwin-Williams ............................               2,200              61,050
                                                                             ---------
                                                                               499,826
                                                                             ---------
 TEXTILES, APPAREL & FURNITURE - 3.70%
 HON Industries ..............................               1,700              87,763
 Newell ......................................               2,900             111,288
                                                                             ---------
                                                                               199,051
                                                                             ---------
 MISCELLANEOUS - 6.52%
 Pentair .....................................               2,100              81,113
 Service International .......................               3,900             118,706
 Tyco International ..........................               4,000             151,000
                                                                             ---------
                                                                               350,819
                                                                             ---------
 Total Common Stock (cost $4,708,451) ........                               4,749,290
                                                                             ---------


                            1997 semi-annual report

DELAWARE GROUP TAX-EFFICIENT EQUITY FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                         PRINCIPAL               MARKET
                                                           AMOUNT                 VALUE
                                                          ------                 -----

REPURCHASE AGREEMENTS - 9.01%
With PaineWebber 5.65% 11/3/97
 (dated 10/31/97, collateralized by $160,000
 U.S. Treasury Notes 5.125% due 2/28/98
 market value $161,532)  .....................           $  158,000           $  158,000
With Chase Securities 5.65% 11/3/97
 (dated 10/31/97, collateralized by $172,000
 U.S. Treasury Notes 5.75% due 10/31/00
 market value $172,230)  .....................              169,000              169,000
With Prudential Securities 5.65% 11/3/97
 (dated 10/31/97, collateralized by $159,000
 U.S. Treasury Notes 5.875% due 2/28/99
 market value $161,481)  .....................              158,000              158,000
                                                                              ----------
Total Repurchase Agreements
 (cost $485,000)  ............................                                   485,000
                                                                              ----------

TOTAL MARKET VALUE OF SECURITIES
 (cost $5,193,451) - 97.27%  .................                                 5,234,290
RECEIVABLES AND OTHER ASSETS NET
 OF LIABILITIES - 2.73%  .....................                                   147,168
                                                                              ----------
NET ASSETS APPLICABLE TO 600,551 SHARES
 ($.01 PAR VALUE) OUTSTANDING - 100.00% ......                                $5,381,458
                                                                              ==========


                                                                                   VALUE
NET ASSET VALUE - TAX-EFFICIENT EQUITY FUND A CLASS
 ($2,654,998 / 296,270 shares) ....................................                $8.96
                                                                                   =====
NET ASSET VALUE - TAX-EFFICIENT EQUITY FUND B CLASS
 ($968,810 / 108,240 shares) ......................................                $8.95
                                                                                   =====
NET ASSET VALUE - TAX-EFFICIENT EQUITY FUND C CLASS
 ($175,182 / 19,570 shares) .......................................                $8.95
                                                                                   =====
NET ASSET VALUE - TAX-EFFICIENT EQUITY FUND
 INSTITUTIONAL CLASS
 ($1,582,468 / 176,471 shares) ....................................                $8.97
                                                                                   =====

COMPONENTS OF NET ASSETS AT OCTOBER 31, 1997
Common stock, $.01 par value, 10,000,000,000 shares authorized to the Fund with 1,000,000,000 shares allocated to
 Tax-Efficient Equity Fund A Class, 1,000,000,000 shares allocated to
 Tax-Efficient Equity Fund B Class, 1,000,000,000 shares allocated to
 Tax-Efficient Equity Fund C Class, 1,000,000,000 shares allocated to
 Tax-Efficient Equity Fund Institutional Class ......................        $ 5,350,954
Accumulated net investment income ...................................              2,538
Accumulated net realized (loss) on investments ......................            (12,873)
Net unrealized appreciation of investments ..........................             40,839
                                                                             -----------
Total net assets ....................................................        $ 5,381,458
                                                                             ===========

----------------------
* Non income producing security.
ADR - American Depository Receipt

                             See accompanying notes

                            1997 semi-annual report

DELAWARE GROUP
TAX-EFFICIENT EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD JUNE 27, 1997*
TO OCTOBER 31, 1997
(UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest .....................................       $  4,368
Dividends ....................................         10,762           15,130
                                                     --------         --------

EXPENSES:
Management fees ..............................          6,307
Registration fees ............................          6,331
Professional fees ............................          3,702
Custodian fees ...............................          2,651
Distribution expense .........................          2,580
Reports and statements to shareholders .......          2,235
Dividend disbursing and transfer agent fees
 and expenses ................................          1,444
Directors' fees ..............................            421
Accounting fees and salaries .................            387
Taxes (other than taxes on income) ...........             68
Other ........................................            186
                                                     --------
                                                       26,312
Less expenses absorbed by Delaware Management
 Company, Inc. ...............................        (13,720)          12,592
                                                     --------         --------

NET INVESTMENT INCOME ........................                           2,538
                                                                      --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
Net realized loss on investment transactions .                         (12,873)
Net unrealized appreciation during the period                           40,839
                                                                      --------
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS ..............................                          27,966
                                                                      --------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS .............................                        $ 30,504
                                                                      ========
----------
*Date of commencement of operations

See accompanying notes

DELAWARE GROUP
TAX-EFFICIENT EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD JUNE 27, 1997*
TO OCTOBER 31, 1997
(UNAUDITED)
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income ..............................               $     2,538
Net realized loss on investment transactions .......                   (12,873)
Net unrealized appreciation during the period ......                    40,839
                                                                   -----------
Net increase in net assets resulting from operations                    30,504
                                                                   -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Tax-Efficient Equity Fund A Class .................                 2,655,851
 Tax-Efficient Equity Fund B Class .................                   981,067
 Tax-Efficient Equity Fund C Class .................                   177,170
 Tax-Efficient Equity Fund Institutional Class .....                 1,539,234
                                                                   -----------
                                                                     5,353,322
                                                                   -----------
Cost of shares repurchased:
 Tax-Efficient Equity Fund A Class .................                    (2,368)
 Tax-Efficient Equity Fund B Class .................                        --
 Tax-Efficient Equity Fund C Class .................                        --
 Tax-Efficient Equity Fund Institutional Class .....                        --
                                                                   -----------
                                                                        (2,368)
                                                                   -----------
Increase in net assets derived from capital
 share transactions ................................                 5,350,954
                                                                   -----------
NET INCREASE IN NET ASSETS .........................                 5,381,458

NET ASSETS:
Beginning of period ................................                        --
                                                                   -----------
End of period ......................................               $ 5,381,458
                                                                   ===========
--------------
*Date of commencement of operations

                             See accompanying notes

                            1997 semi-annual report

DELAWARE GROUP TAX-EFFICIENT EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout the period were as follows:

                                                                 TAX-EFFICIENT   TAX-EFFICIENT   TAX-EFFICIENT   TAX-EFFICIENT
                                                                  EQUITY FUND     EQUITY FUND     EQUITY FUND     EQUITY FUND
                                                                    A CLASS         B CLASS         C CLASS    INSTITUTIONAL CLASS
                                                                    6/27/97         6/27/97         6/27/97         8/28/97
                                                                      TO              TO              TO              TO
                                                                   10/31/97        10/31/97        10/31/97        10/31/97
                                                                 -----------------------------------------------------------------
Net asset value, beginning of period...........................    $8.5000         $8.5000         $8.5000         $8.7300

Income from investment operations:
 Net investment income (loss)..................................     0.0049         (0.0158)        (0.0153)         0.0139
 Net realized and unrealized gain from investments ............     0.4551          0.4658          0.4653          0.2261
                                                                   -------         -------         -------         -------
 Net increase in net assets from investment operations ........     0.4600          0.4500          0.4500          0.2400
                                                                   -------         -------         -------         -------
Net asset value, end of period.................................    $8.9600         $8.9500         $8.9500         $8.9700
                                                                   =======         =======         =======         =======

Total return(2)................................................      5.41%           5.29%           5.29%           2.75%

Ratios and supplemental data:
 Net assets, end of period (000 omitted).......................     $2,655            $969            $175          $1,582
 Ratio of expenses to average net assets.......................      1.50%           2.20%           2.20%           1.20%
 Ratio of expenses to average net assets prior to expense
  limitation ..................................................      3.11%           3.81%           3.81%           2.81%
 Ratio of net investment income to average net assets .........      0.26%          (0.44%)         (0.44%)          0.56%
 Ratio of net investment income to average net assets prior
 to expense limitation.........................................     (1.35%)         (2.05%)         (2.15%)         (1.15%)
 Portfolio turnover............................................        12%             12%             12%             12%
 Average commission rate paid(3)...............................    $0.0600         $0.0600         $0.0600         $0.0600

----------
1 Date of commencement of trading; ratios have been annualized and total return has not been annualized.
2 Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for B Class and 1% for C Class.
3 Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

DELAWARE GROUP TAX-EFFICIENT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997
(UNAUDITED)
--------------------------------------------------------------------------------
Delaware Group Tax-Efficient Equity Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers four classes of shares. The Tax-Efficient Equity Fund A Class carries a front-end sales charge of 4.75%. The Tax-Efficient Equity Fund B Class carries a back-end deferred sales charge. The Tax-Efficient Equity Fund C
Class carries a level load deferred sales charge and Tax-Efficient Equity
Fund Institutional Class has no sales charge.

The objective of the Fund is to obtain for taxable investors a high total return on an after-tax basis.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the lasted quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

                            1997 semi-annual report

--------------------------------------------------------------------------------
Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized.
However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Other - Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC) the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of; 0.75% on the first $500 million of average daily net assets, 0.725% on the next $500 million and 0.70% on the average daily net assets in excess of $1 billion. At October 31, 1997 the Fund has an outstanding liability to DMC for $2,050.

DMC has elected to waive that portion if any of the management fee and reimburse the Fund to the extent that annual operating expenses exclusive of taxes, interest, distribution fees, brokerage commissions and extraordinary expenses, exceed 1.20% of average daily net assets of the Fund through April 30, 1998. Total expenses absorbed by DMC for the period ended October 31, 1997 were $13,720.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing and transfer agent for the Fund. The Fund also engaged DSC to provide accounting services for the Fund. For the period ended October 31, 1997, the Fund expensed $1,444 for dividend disbursing and transfer agent services and $322 for accounting services. At October 31, 1997, the Fund had a liability for such fees and other expenses payable to DSC of $7,258.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. For the period ended October 31, 1997, DDLP earned $9,178 for commissions on sales of the Fund A Class shares. At October 31, 1997 the Fund had an outstanding liability for $14,078.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the period ended October 31, 1997, the Fund made purchases of $4,836,605 and sales of $115,266 of investment securities other than U.S. government securities and temporary cash investments.

At October 31, 1997, the aggregate cost of securities for federal income tax purposes was $5,193,451.

At October 31, 1997, unrealized appreciation for federal income tax purposes aggregated $40,839 of which $138,381 related to unrealized appreciation of securities and $97,542 related to unrealized depreciation of securities.

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                      6/27/97*
                                                    TO 10/31/97
                                                    -----------
Shares sold:
 Tax-Efficient Equity Fund A Class ...............     296,524
 Tax-Efficient Equity Fund B Class ...............     108,240
 Tax-Efficient Equity Fund C Class ...............      19,570
 Tax-Efficient Equity Fund Istitutional Class ....     176,471
                                                       -------
                                                       600,805

Shares repurchased:
 Tax-Efficient Equity Fund A Class ...............        (254)
 Tax-Efficient Equity Fund B Class ...............           0
 Tax-Efficient Equity Fund C Class ...............           0
 Tax-Efficient Equity Fund Istitutional Class ....           0
                                                       -------
                                                          (254)
Net Increase......................................     600,551
                                                       =======

----------
*Date of commencement of operations

5. Concentrations of Credit Risk
The Fund may invest up to 15% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

                            1997 semi-annual report

THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF TAX-EFFICIENT EQUITY FUND SHAREHOLDERS, BUT IT MAY BE USED WITH PROSPECTIVE INVESTORS WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS FOR TAX-EFFICIENT EQUITY FUND, WHICH SETS FORTH DETAILS ABOUT CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND OPERATING POLICIES OF THE FUNDS. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. SUMMARY INVESTMENT RESULTS ARE DOCUMENTED IN THE FUNDS' CURRENT STATEMENT OF ADDITIONAL INFORMATION. THE FIGURES IN THIS REPORT REPRESENT PAST RESULTS WHICH ARE NOT A GUARANTEE OF FUTURE RESULTS. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUNDS WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING AND
TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia

1818 Market Street
Philadelphia, PA 19103-3682

FOR SHAREHOLDERS
1.800.523.1918

FOR SECURITIES DEALERS
1.800.362.7500

FOR FINANCIAL INSTITUTIONS
REPRESENTATIVES
1.800.659.2265

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan: however, shares of the Funds are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.

Copy Rights Delaware Distributors, L.P.

DELAWARE
GROUP
--------
Philadelphia o London

Printed in the USA on
recycled paper

(370)
SA-437 [10/97] PP12/97